EXHIBIT 10.1

SECOND AMENDMENT
TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 13, 2013 and is entered into by and among ACCO BRANDS CORPORATION, a Delaware corporation (“Holdings”), ACCO BRANDS CANADA INC., an Ontario corporation (the “Canadian Borrower”, together with Holdings, the “Borrowers”), BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Existing Administrative Agent”) acting with the consent of each of the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”) and each of the Consenting Lenders (as defined below), BANK OF MONTREAL, as multicurrency administrative agent (in such capacity, the “Existing Multicurrency Administrative Agent”) acting with the consent of each of the Required Lenders and each of the Consenting Lenders, BANK OF AMERICA, N.A., as successor administrative agent pursuant to Section 1.10 hereof (in such capacity, the “New Administrative Agent”), the Required Lenders and Consenting Lenders that are delivering Lender Consents and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AGREEMENT, dated as of March 26, 2012 (as amended by the First Amendment to Credit Agreement, dated December 10, 2012, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”), the Existing Administrative Agent and the Existing Multicurrency Administrative Agent.  Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended and Restated Credit Agreement (as defined below).

RECITALS

WHEREAS, pursuant to and in accordance with Section 11.01(a) of the Credit Agreement, Holdings has requested that the Credit Agreement be amended and restated so as to, among other things, (i) provide for a new tranche of term loans thereunder (the “New Term A Loans”) in an aggregate principal amount of $530,000,000, the proceeds of which will be used in part to prepay in full (x) the Term A Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Term A Loans”) and (y) the Term B Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (such Term B Loans, together with the Existing Term A Loans, the “Existing Term Loans”), in each case, as provided herein and (ii) provide for a new revolving credit facility, including a letter of credit sub-facility and swingline sub-facility thereunder (the “New Revolving Credit Facility” and loans made pursuant thereto, “New Revolving Credit Loans”; the New Revolving Credit Loans together with the New Term A Loans, collectively, the “New Loans”), which facility would replace in their entirety (x) the U.S. Dollar Revolving Credit Facility (as defined in the Credit Agreement), including the swingline sub-facility thereunder, in effect under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing U.S. Dollar Revolving Credit Facility”) and (y) the Multicurrency Revolving Credit Facility (as defined in the Credit Agreement), including the letter of credit sub-facility thereunder, in effect under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Multicurrency Revolving Credit Facility”, together with the Existing U.S. Dollar Revolving Credit Facility, the “Existing Revolving Credit Facilities”);

WHEREAS, each Existing Lender holding Existing Term A Loans (collectively, the “Existing Term A Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Exchanging Term A

Lenders”) will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment, (ii) to have agreed (x) to exchange by cashless roll (as further described in its Lender Consent) all of its Existing Term A Loans for New Term A Loans in an equal principal amount and (y) to the extent required by any Proration Adjustments (as defined in Section 2.11 hereof) to have agreed to make additional New Term A Loans on the Restatement Date (in each case subject to Syndication Adjustments (as defined in Section 2.10 hereof)) and (iii) upon the Restatement Date to have exchanged (as further described in its Lender Consent) such amount of its Existing Term A Loans for New Terms A Loans in an equal principal amount (subject to Syndication Adjustments).

WHEREAS, each Term B Lender (as defined in the Credit Agreement) that executes and delivers a Lender Consent (collectively, the “Consenting Term B Lenders”) will, by the fact of such execution and delivery, be deemed to have consented to the terms of this Amendment;

WHEREAS, each Existing Lender holding Revolving Credit Loans (as defined in the Credit Agreement) under the Existing Revolving Credit Facilities (the “Existing Revolving Credit Loans”) or unused Revolving Credit Commitments (as defined in the Credit Agreement) under the Existing Revolving Credit Facilities (the “Existing Revolving Credit Commitments”) (collectively, the “Existing Revolving Credit Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Revolving Credit Lenders” and, together with the Exchanging Term A Lenders and the Consenting Term B Lenders, the “Consenting Lenders”) will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment, (ii) to have agreed to exchange (as further described in its Lender Consent) all of its Existing Revolving Credit Commitments for commitments to make New Revolving Credit Loans (the “New Revolving Credit Commitments”) to the Revolving Credit Borrowers in the principal amount equal to the sum of its Existing Revolving Credit Commitments under each of the Existing Revolving Credit Facilities and, to the extent required by any Proration Adjustments, to have agreed to provide additional New Revolving Credit Commitments on the Restatement Date (in each case subject to Syndication Adjustments) and (iii) upon the Restatement Date to have exchanged (as further described in its Lender Consent) such amount of its Existing Revolving Credit Commitments for New Revolving Credit Commitments in a principal amount equal to the sum of its Existing Revolving Credit Commitments under each of the Existing Revolving Credit Facilities (subject to Syndication Adjustments);

WHEREAS, the Borrowers will, on the Restatement Date, (i) repay in full the Existing Revolving Credit Loans, with a portion of the proceeds of New Revolving Credit Loans made under the Amended and Restated Credit Agreement (as defined below), which prepayment will be accompanied by accrued interest on the Existing Revolving Credit Loans being prepaid and (ii) terminate all Existing Revolving Credit Commitments;

WHEREAS, each Existing Term A Lender that makes the appropriate election in its Lender Consent (collectively, the “Increasing Term A Lenders”) will be also deemed to have agreed to make New Term A Loans on the Restatement Date in addition to the New Term A Loans that are exchanged for its Existing Term A Loans (such additional New Term A Loans, together with any New Term A Loans made pursuant to a Proration Adjustment, collectively, the “Increased Term A Loans”) in the amount specified by such Existing Term A Lender in its Lender Consent (subject to Syndication Adjustments);

WHEREAS, each Existing Revolving Credit Lender that makes the appropriate election in its Lender Consent (collectively, the “Increasing Revolving Credit Lenders”) will be also deemed to have agreed to provide New Revolving Credit Commitments on the Restatement Date in addition to the New Revolving Credit Commitments that are exchanged for its Existing Revolving Credit Commitments (such additional New Revolving Credit Commitments, together with any New Revolving Credit Commitments provided pursuant to a Proration Adjustment, collectively, the “Increased Revolving Credit

Commitments”) in the amount specified by such Existing Revolving Credit Lender in its Lender Consent (subject to Syndication Adjustments);

WHEREAS, each Person that executes and delivers a joinder to the Amended and Restated Credit Agreement in the form of the “Joinder” attached hereto as Annex II (a “Joinder”) (i) in the capacity as an “Additional Term A Lender” (each, an “Additional Term A Lender” and, together with the Increasing Term A Lenders and Exchanging Term A Lenders, the “New Term A Lenders”) will, by the fact of such execution and delivery, be deemed (A) to have agreed to the terms of this Amendment and the Amended and Restated Credit Agreement and (B) to have committed to make New Term A Loans to Holdings on the Restatement Date (the “Additional Term A Loans”), in the amount specified by such Additional Term A Lender in its Joinder (or such lesser amount allocated to such Additional Term A Lender by the New Administrative Agent in accordance with Section 5 of such Joinder) and (ii) in the capacity as an “Additional Revolving Credit Lender” (each, an “Additional Revolving Credit Lender” and, together with the Increasing Revolving Credit Lenders and Exchanging Revolving Credit Lenders, the “New Revolving Credit Lenders”; the New Revolving Credit Lenders together with the New Term A Lenders, collectively, the “New Lenders”) will, by the fact of such execution and delivery, be deemed (A) to have agreed to the terms of this Amendment and the Amended and Restated Credit Agreement and (B) to have agreed to provide New Revolving Credit Commitments to Holdings on the Restatement Date (the “Additional Revolving Credit Commitments”), in the amount specified by such Additional Revolving Credit Lender in its Joinder (or such lesser amount allocated to such Additional Revolving Credit Lender by the New Administrative Agent in accordance with Section 5 of such Joinder);

WHEREAS, a portion of the aggregate proceeds of the Increased Term A Loans and the Additional Term A Loans will be used by the Borrowers to repay in full the outstanding principal amount of the Existing Term Loans other than Exchanged Term A Loans (as defined below), and to pay accrued and unpaid interest, fees and expenses in connection therewith;

WHEREAS, Holdings has requested, and the Required Lenders and the Loan Parties (as defined in the Credit Agreement, the “Existing Loan Parties”) party thereto have agreed, that the U.S. Obligations Guaranty be amended and restated in its entirety to make certain changes as more fully set forth in the Amended and Restated U.S. Obligations Guaranty (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that the U.S. Security Agreement be amended and restated in its entirety to make certain changes as more fully set forth in the Amended and Restated U.S. Security Agreement (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that the U.S. Pledge Agreement be amended and restated in its entirety to make certain changes as more fully set forth in the Amended and Restated U.S. Pledge Agreement (as defined below);

 WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that (i) the Canadian Pledge Agreement, dated as of April 30, 2012, by and between Holdings and the Existing Administrative Agent (the “Canadian Pledge Agreement (Holdings)”), and (ii) the Canadian Pledge Agreement, dated as of April 30, 2012, by and between GBC International Inc., a Delaware corporation (“GBC International”), and the Existing Administrative Agent (the “Canadian Pledge Agreement (GBC)”), in each case, be amended and restated in their entirety to make certain changes as more fully set forth in each of the Amended and Restated Canadian Pledge Agreements (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that the Japanese Pledge Agreement (All Obligations) (as defined in the Credit Agreement) shall be amended and restated in its entirety to make certain changes as more fully set forth in the Amended and Restated Japanese Pledge Agreement (All Obligations) (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that the Mexican Pledge Agreement (All Obligations) (as defined in the Credit Agreement) be amended to make certain changes as more fully set forth in the Amendment to Mexican Pledge Agreement (All Obligations) (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders and the Existing Loan Parties party thereto have agreed, that the Swedish Pledge Agreement (as defined in the Credit Agreement) be amended and restated in its entirety to make certain changes as more fully set forth in the Amended and Restated Swedish Pledge Agreement (as defined below);

WHEREAS, Holdings has requested, and the Required Lenders have agreed, to terminate the Canadian Security Agreements, the Canadian Mortgages, the Japanese Pledge Agreement (Foreign Obligations), the Mexican Pledge Agreement (Foreign Obligations), the Foreign Obligations Guaranty (each as defined in the Credit Agreement) and each Control Agreement with respect to a Deposit Account or a Securities Account of a Canadian Loan Party previously delivered pursuant to the Collateral and Guaranty Requirements (each of the foregoing, collectively, the “Terminated Loan Documents”), and to release Collateral and any Liens in favor of the Existing Administrative Agent (for the benefit of the Secured Parties (as defined in the Credit Agreement)) thereunder;

WHEREAS, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the New Administrative Agent, the Swing Line Lender (as defined in the Credit Agreement, the “Existing Swing Line Lender”), the L/C Issuers (as defined in the Credit Agreement, the “Existing L/C Issuers”), the Required Lenders and the Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to consent to the amendment and restatement of the Credit Agreement to the Amended and Restated Credit Agreement; and

WHEREAS, prior to the Restatement Date the Canadian Borrower has repaid in full all outstanding Canadian Dollar Term A Loans under the Canadian Dollar Term A Facility and, accordingly, no Foreign Obligations (as defined in the Credit Agreement) will be outstanding as of the Restatement Date.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO LOAN DOCUMENTS

1.1	Amendment and Restatement of Credit Agreement.

The Borrowers, the Required Lenders, the Consenting Lenders, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the New Administrative Agent and the other parties hereto agree that on the Restatement Date, the Credit Agreement shall be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”) and any term or provision of the Credit Agreement which is different from that set forth in the Amended and Restated Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Credit Agreement.

1.2       Amendment and Restatement of U.S. Obligations Guaranty.

Holdings, each other Existing Loan Party party thereto, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the U.S. Obligations Guaranty shall be amended and restated in the form of the Amended and Restated U.S. Obligations Guaranty attached hereto as Exhibit B (the “Amended and Restated U.S. Obligations Guaranty”) and any term or provision of the U.S. Obligations Guaranty which is different from that set forth in the Amended and Restated U.S. Obligations Guaranty shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated U.S. Obligations Guaranty.  Notwithstanding anything to the contrary contained herein or in any Loan Document, no Exempted Entity shall be deemed to be a U.S. Subsidiary Guarantor or a party to the Amended and Restated U.S. Obligations Guaranty, except and only for so long as such Exempted Entity falls within clause (c) of the definition of “U.S. Subsidiary Guarantor” set forth in the Amended and Restated Credit Agreement.

1.3	Amendment and Restatement of U.S. Security Agreement.

Holdings, each other Existing Loan Party party thereto, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the U.S. Security Agreement shall be amended and restated in the form of the Amended and Restated U.S. Security Agreement attached hereto as Exhibit C (the “Amended and Restated U.S. Security Agreement”) and any term or provision of the U.S. Security Agreement which is different from that set forth in the Amended and Restated U.S. Security Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated U.S. Security Agreement.

1.4	Amendment and Restatement of U.S. Pledge Agreement.

Holdings, each other Existing Loan Party party thereto, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the U.S. Pledge Agreement shall be amended and restated in the form of the Amended and Restated U.S. Pledge Agreement attached hereto as Exhibit D (the “Amended and Restated U.S. Pledge Agreement”) and any term or provision of the U.S. Pledge Agreement which is different from that set forth in the Amended and Restated U.S. Pledge Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated U.S. Pledge Agreement.

1.5	Amendment and Restatement of Canadian Pledge Agreement (Holdings).

Holdings, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date the Canadian Pledge Agreement (Holdings) shall be amended and restated in the form of the Amended and Restated Canadian Pledge Agreement (Holdings) attached hereto as Exhibit E (the “Amended and Restated Canadian Pledge Agreement (Holdings)”) and any term or provision of the Canadian Pledge Agreement (Holdings) which is different from that set forth in the Amended and Restated Canadian Pledge Agreement (Holdings) shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Canadian Pledge Agreement (Holdings).

1.6	Amendment and Restatement of Canadian Pledge Agreement (GBC).

GBC International, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date the Canadian Pledge Agreement (GBC) shall be amended and restated in the form of the Amended and Restated Canadian Pledge Agreement (GBC) attached hereto as Exhibit F (the “Amended and Restated Canadian Pledge Agreement (GBC)” and

together with the Amended and Restated Pledge Agreement (Holdings), the “Amended and Restated Canadian Pledge Agreements”), and any term or provision of the Canadian Pledge Agreement (GBC) which is different from that set forth in the Amended and Restated Canadian Pledge Agreement (GBC) shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Canadian Pledge Agreement (GBC).

1.7	Amendment and Restatement of Japanese Pledge Agreement (All Obligations).

GBC International, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the Japanese Pledge Agreement (All Obligations) shall be amended and restated in the form of the Amended and Restated Japan Share Pledge Agreement (All Obligations) attached hereto as Exhibit G (the “Amended and Restated Japanese Pledge Agreement (All Obligations)”) and any term or provision of the Japanese Pledge Agreement (All Obligations) which is different from that set forth in the Amended and Restated Japanese Pledge Agreement (All Obligations) shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Japanese Pledge Agreement (All Obligations).

1.8	Amendment to Mexican Pledge Agreement (All Obligations).

GBC International, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the Mexican Pledge Agreement (All Obligations) shall be amended by an amendment in the form of the First Amendment to the Stock Pledge Agreement attached hereto as Exhibit H (the “Amendment to Mexican Pledge Agreement (All Obligations)”).

1.9	Amendment and Restatement of Swedish Pledge Agreement.

GBC International, the Existing Administrative Agent, the New Administrative Agent and the Required Lenders agree that on the Restatement Date, the Swedish Pledge Agreement shall be amended and restated in the form of the Amendment and Restatement Agreement attached hereto as Exhibit I (the “Amended and Restated Swedish Pledge Agreement”, together with the Amended and Restated U.S. Obligations Guaranty, the Amended and Restated U.S. Security Agreement, the Amended and Restated U.S. Pledge Agreement, Amended and Restated Canadian Pledge Agreements, the Amended and Restated Japanese Pledge Agreement (All Obligations), the Amendment to Mexican Pledge Agreement (All Obligations) and the Amended and Restated Credit Agreement, the “Amended Loan Documents”) and any term or provision of the Swedish Pledge Agreement which is different from that set forth in the Amended and Restated Swedish Pledge Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Swedish Pledge Agreement.

1.10	Termination of Loan Documents.

Notwithstanding anything in the Terminated Loan Documents to the contrary contained therein, Holdings, each other Existing Loan Party party to the Terminated Loan Documents, the Existing Administrative Agent, the New Administrative Agent, the Required Lenders and the Consenting Lenders agree that, as of the Restatement Date, each of the Terminated Loan Documents shall be terminated pursuant to the terms thereof (other than with respect to those provisions thereof that by their terms expressly survive such termination), and each Existing Loan Party party thereto shall be released of all its obligations thereunder.  Upon occurrence of the Restatement Date, Liens of the Existing Administrative Agent and the Foreign Obligations Secured Parties on the Collateral which the Canadian Loan Parties granted to the Existing Administrative Agent, for the benefit of the Foreign Obligations Secured Parties, pursuant to the Terminated Loan Documents, shall automatically be released and terminated.  After the Restatement Date, upon the reasonable request of Holdings, at any time and from time to time and at

Holdings’ sole expense, the Existing Administrative Agent will promptly execute and deliver or authorize Holdings (or any person or entity designated by Holdings as its delegate for this purpose) to execute and deliver all such further documents (including lien releases, Uniform Commercial Code termination statements and reconveyancing documents) as Holdings shall reasonably request to (a) terminate the Terminated Loan Documents, (b) terminate and release the Liens granted thereunder by any Canadian Loan Party and (c) reflect any such termination or release of public record.

1.11	Limited Waivers.

Effective as of the Restatement Date, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent and the Required Lenders (and, in the case of clause (iv) below, the Consenting Lenders) hereby waive (i) the requirement of Section 2.05(a)(i) of the Credit Agreement that the Borrowers provide at least three (3) Business Days’ prior notice to the Applicable Administrative Agent (as defined in the Credit Agreement) of any prepayment of Eurodollar Rate Loans (as defined in the Credit Agreement) and at least one (1) Business Day’s prior notice to the Applicable Administrative Agent of any prepayment of Base Rate Loans (as defined in the Credit Agreement), (ii) the requirement of Section 2.06(a) of the Credit Agreement that the Borrowers provide at least five (5) Business Days’ prior notice to the Applicable Administrative Agent of any termination of the Existing U.S. Dollar Revolving Credit Commitments, (iii) the requirement of Section 2.06(b) of the Credit Agreement that the Borrowers provide at least five (5) Business Days’ prior notice to the Applicable Administrative Agent of any termination of the Existing Multicurrency Revolving Credit Commitments and (iv) as to the Consenting Lenders, any claim for any loss, cost or expense due and payable to them by the Borrowers pursuant to Section 3.05 of the Credit Agreement, in each case, solely with respect to the transactions contemplated by this Amendment.

1.12	Agency Transfer; L/C Issuers and Swing Line Lender Resignation.

Notwithstanding anything in the Credit Agreement to the contrary (including the notice requirements of Section 9.06 thereof, which the Borrowers and the Required Lenders hereby waive), Barclays Bank PLC hereby resigns as Administrative Agent, Swing Line Lender and L/C Issuers and Bank of Montreal hereby resigns as Multicurrency Administrative Agent (as defined in the Credit Agreement), in each case, effective immediately upon the effectiveness of this Amendment, and the Borrowers and the Required Lenders hereby agree that Bank of America, N.A. shall be the Administrative Agent, the Swing Line Lender and a L/C Issuer immediately and automatically upon the effectiveness of this Amendment.  As used in this Section 1.12, (x) the term “Administrative Agent” shall mean (i) prior to the Restatement Date, the Administrative Agent (as defined in the Credit Agreement), and (ii) from and after the Restatement Date, the New Administrative Agent, (y) the term “L/C Issuer” shall mean (i) prior to the Restatement Date, the Existing L/C Issuers and (ii) from and after the Restatement Date, “L/C Issuer” (as defined in the Amended and Restated Credit Agreement) and (z) the term “Swing Line Lender” shall mean (i) prior the Restatement Date, the Existing Swing Line Lender and (ii) from and after the Restatement Date, “Swing Line Lender” (as defined in the Amended and Restated Credit Agreement).  The parties hereto hereby confirm that as of the Restatement Date (a) the Existing Administrative Agent and Existing Multicurrency Administrative Agent are each discharged from their respective duties and obligations as the Administrative Agent, L/C Issuer and Swing Line Lender, as applicable, under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and (b) all of the provisions of the Amended and Restated Credit Agreement, including without limitation, Article 9 and Section 11.04, to the extent they pertain to the Existing Administrative Agent and Existing Multicurrency Administrative Agent, shall continue in full force and effect for the benefit of such parties, their respective sub-agents and respective Related Parties in respect of any actions taken or omitted to be taken by any of them while such parties were acting as Existing Administrative Agent, Existing Multicurrency Administraive Agent, L/C Issuer and Swing Line Lender, as applicable, and inure to the benefit of the Existing Administrative Agent and Existing Multicurrency Administrative Agent.

1.13	Acknowledgement.

On and after the Restatement Date, unless the context shall otherwise require, each reference in the Amended and Restated Credit Agreement or any other Loan Document to (a) “Term A Loans” shall be deemed a reference to the New Term A Loans contemplated hereby, (b) “Revolving Credit Loans” shall be deemed a reference to the New Revolving Credit Loans contemplated hereby, (c) “Term A Lenders” shall be deemed a reference to the New Term A Lenders, (d) “Revolving Credit Lenders” shall be deemed a reference to the New Revolving Credit Lenders and (e) “Revolving Credit Commitments” shall be deemed a reference to the New Revolving Credit Commitments contemplated hereby.  As of the Restatement Date, after giving effect to this Amendment, (i) the aggregate outstanding principal of amount of “Term A Loans” is $530,000,000 and (ii) the aggregate principal amount of “Revolving Credit Commitments” is $250,000,000.

SECTION II.     EXCHANGE OF EXISTING TERM A LOANS AND EXISTING REVOLVING CREDIT COMMITMENTS; AGREEMENTS TO MAKE INCREASED TERM A LOANS AND
     TO PROVIDE INCREASED REVOLVING CREDIT COMMITMENTS; USE OF PROCEEDS, ETC.

2.1
Exchange of Existing Term A Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III hereof, each Exchanging Term A Lender agrees (i) that all of its Existing Term A Loans (the “Exchanged Term A Loans”) will be exchanged for New Term A Loans in a like principal amount, as of the Restatement Date and (ii) to make additional New Term Loans on the Restatement Date to the extent required pursuant to any Proration Adjustments (in the case of each of clauses (i) and (ii), subject to Syndication Adjustments).

2.2
Exchange of Existing Revolving Credit Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III hereof, each Exchanging Revolving Credit Lender agrees (i) that all of its Existing Revolving Credit Commitments  (the “Exchanged Revolving Credit Commitments”) will be exchanged for New Revolving Credit Commitments in a like principal amount, as of the Restatement Date and (ii) to provide New Revolving Credit Commitments on the Restatement Date to the extent required pursuant to any Proration Adjustments (in the case of each of clauses (i) and (ii), subject to Syndication Adjustments).

2.3
Agreement to Make Increased Term A Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III hereof, each Increasing Term A Lender agrees to make Increased Term A Loans equal to the amount specified by such Increasing Term A Lender in its Lender Consent (subject to Syndication Adjustments), in each case, on the Restatement Date.

2.4
Agreement to Provide Increased Revolving Credit Commitments.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III hereof, each Increasing Revolving Credit Lender agrees to provide Increased Revolving Credit Commitments equal to the amount specified by such Increasing Revolving Credit Lender in its Lender Consent (subject to Syndication Adjustments), in each case, on the Restatement Date.

2.5	Use of Proceeds of New Term A Loans; Voluntary Prepayment. On the Restatement Date, Holdings shall apply a portion of the aggregate proceeds of the New Term A Loans to prepay in full the principal amount of all Existing Term Loans and to pay accrued and unpaid interest, fees and expenses in connection therewith.  To the extent not used to prepay Existing Term Loans or to pay accrued and unpaid interest, fees and expenses in connection therewith, the proceeds of the New Term A Loans shall be used by Holdings and its Subsidiaries for general corporate purposes.  The repayment of Existing Term Loans with the proceeds of the New Term A Loans contemplated hereby collectively constitute a voluntary prepayment of the Existing Term A Loans by the Borrowers pursuant to Section 2.05 of the Credit Agreement and shall be subject to the provisions of Section 2.05 of the Credit Agreement.

2.6
Termination of Existing Revolving Credit Commitments; Use of Proceeds of New Revolving Credit Loans.  On the Restatement Date, all Existing Revolving Credit Commitments shall be hereby automatically and irrevocably terminated (it being understood that such Existing Revolving Credit Commitments shall be automatically replaced with New Revolving Credit Commitments).  If, on the Restatement Date, there are any Existing Revolving Credit Loans outstanding, such Existing Revolving Credit Loans shall, on the Restatement Date, be prepaid to the Lenders thereof from the proceeds of New Revolving Credit Loans made under the Amended and Restated Credit Agreement, which prepayment will be accompanied by accrued interest on the Existing Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 of the Credit Agreement (unless waived pursuant to Section 1.11 hereof).  To the extent not used to prepay Existing Revolving Credit Loans or to pay accrued and unpaid interest, fees and expenses in connection therewith, the proceeds of the New Revolving Credit Loans shall be used by Holdings and its Subsidiaries for general corporate purposes.

2.7
Other Provisions Regarding Loans.  The commitments of the Increased Term A Lenders and the Additional Term A Lenders and the refinancing undertakings of the Exchanging Term A Lenders are several and no such New Term A Lender will be responsible for any other New Term A Lender’s failure to make or acquire by refinancing New Term A Loans or for any New Revolving Credit Lender’s failure to make or acquire by refinancing New Revolving Credit Commitments or New Revolving Credit Loans.  The commitments of the Increased Revolving Credit Lenders and the Additional Revolving Credit Lenders and the refinancing undertakings of the Exchanging Revolving Credit Lenders are several and no such New Revolving Credit Lender will be responsible for any other New Revolving Credit Lender’s failure to make or acquire by refinancing New Revolving Credit Commitments or New Revolving Credit Loans or for any New Term A Lender’s failure to make or acquire by refinancing New Term A Loans.  Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended and Restated Credit Agreement.

2.8
L/C Issuer, Swing Line Lender.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III hereof, the Existing L/C Issuers and the Existing Swing Line Lender each hereby irrevocably agrees to the terms of this Amendment.

2.9
Letters of Credit.  Notwithstanding anything in the Credit Agreement to the contrary, any Letter of Credit (as defined in the Credit Agreement) that is outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment shall be deemed to be outstanding under the Amended and Restated Credit Agreement as of the Restatement Date, and the L/C Obligations (as defined in the Credit Agreement) and participations in such Letters of Credit shall be reallocated among the New Revolving Credit Lenders in accordance with their respective Applicable Percentages as of the Restatement Date.

2.10
Administrative Agent Authorization.  Holdings, the Required Lenders and the Consenting Lenders hereby authorize the New Administrative Agent, in consultation with Holdings, to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Exchanging Term A Lender and each Exchanging Revolving Credit Lender, which amounts, percentages and other information may be determined only upon receipt by the New Administrative Agent of the Lender Consents of all Exchanging Term A Lenders or Exchanging Revolving Credit Lenders (it being understood that such amounts and percentages set forth in the applicable Lender Consent may be reduced or re-allocated to an amount less than the amount submitted in such Lender Consent (including zero) by the New Administrative Agent in its sole discretion) (a “Syndication Adjustment”) and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 11.06(c) of the Amended and Restated Credit Agreement, as appropriate.  The New Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended and Restated Credit Agreement, in each case, absent manifest error.  For the avoidance of doubt, the provisions of Article 9 and Section 11.06 of each of the Credit Agreement and the Amended and Restated Credit Agreement shall apply to any determination, entry or completion made by the New Administrative Agent pursuant to this Section 2.10.

2.11
Each Exchanging Term A Lender and Exchanging Revolving Credit Lender hereby agrees that to the extent that immediately after giving effect to the exchange of such Consenting Lender’s Existing Term A Loans and Existing Revolving Credit Commitments for New Term A Loans and New Revolving Credit Commitments, respectively, such Consenting Lender does not (prior to giving effect to any Syndication Adjustment)  hold (x) New Revolving Credit Commitments in an amount equal to 31.25% of the sum of such Consenting Lender’s New Revolving Credit Commitments and New Term A Loans (such sum, as to any Consenting Lender, such Lender’s “Initial Amount”) and (y) New Term A Loans in an amount equal to 68.75% of such Consenting Lender’s Initial Amount, then unless otherwise agreed by the New Administrative Agent and such Consenting Lender, such Consenting Lender shall make additional New Term A Loans and/or provide New Revolving Credit Commitments up to an amount such that after giving effect thereto such Consenting Lender holds New Revolving Credit Commitments and New Term A Loans in accordance with the foregoing clauses (x) and (y), as determined in the reasonable discretion of the New Administrative Agent (any adjustment pursuant to this sentence, a “Proration Adjustment”).

SECTION III. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Restatement Date”):

(a)           This Amendment shall have been duly executed by Holdings, each Existing Loan Party, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the Required Lenders and the Consenting Lenders (whether pursuant to the execution and delivery of a Lender Consent or counterpart to this Amendment, as applicable) and the Joinders shall have been duly executed by each Additional Term A Lender and each Additional Revolving Credit Lender and, in each case, duly executed counterparts thereof shall have been delivered to the New Administrative Agent, such that upon such execution and delivery and the occurrence of the Restatement Date, the aggregate principal amount of the New Term A Loans shall be equal to $530,000,000 and the aggregate principal amount of the New Revolving Credit Commitments shall be equal to $250,000,000.

(b)           The New Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the New Administrative Agent and its legal counsel:

(i)        a Note executed by Holdings in favor of each New Lender that has requested a Note;

(ii)       each document necessary to satisfy the Collateral and Guaranty Requirements with respect to the Loan Parties and assets thereof in existence as of the Restatement Date, including those documents set forth on Schedule 1 hereto, together with any other documents and instruments as may be necessary or advisable in the reasonable opinion of the New Administrative Agent to vest in the New Administrative Agent valid and subsisting first priority perfected Liens (subject as to priority to Permitted Liens (other than with respect to Equity Interests pledged pursuant to any Pledge Agreement)) on the properties purported to be subject to the Collateral Documents as of the Restatement Date, enforceable against all third parties in accordance with their terms;

(iii)      a certificate of a Responsible Officer of each Loan Party certifying as to the Organization Documents thereof together with copies of the Organization Documents of such Loan Party annexed thereto;

(iv)      such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the New Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(v)       an opinion from (A) Vedder Price P.C., special New York counsel to the Loans Parties and (B) each local counsel listed on Schedule 2 hereto, in each case, dated as of the Restatement Date, in form and substance reasonably satisfactory to the New Administrative Agent and the New Lenders;

(vi)      a certificate attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) on the Restatement Date after giving effect to the Restatement Date Transactions, from the chief financial officer of Holdings;

(vii)     a certificate attesting to the compliance with clauses (c), (d), (e), (i), (k), (l) and (m) of this Section III on the Restatement Date from a Responsible Officer of Holdings;

(viii)    a Committed Loan Notice pursuant to Section 2.02 of the Amended and Restated Credit Agreement; and

(ix)      a counterpart of the U.S. Perfection Certificate (as defined in the U.S. Security Agreement), executed by Holdings and each other U.S. Loan Party party thereto.

(c)            (i) The New Administrative Agent shall have received from Holdings payment in immediately available funds of (x) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Existing Administrative Agent, the Existing Multicurrency Administrative Agent and the New Administrative Agent, in each case, pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Amended and Restated Credit Agreement, as

applicable, in connection with this Amendment and the Restatement Date Transactions and (y) all other compensation required to be paid on or prior to the Restatement Date to the New Administrative Agent and its Affiliates pursuant to the Fee Letter.

(ii)       Concurrently with the exchange of the Exchanged Term A Loans for New Term A Loans, the exchange of the Exchanged Revolving Credit Commitments for New Revolving Credit Commitments, the making of the Increased Term A Loans and Additional Term A Loans (if any) and the providing of Increased Revolving Credit Commitments and Additional Revolving Credit Commitments (if any), the Borrowers shall have paid to each Term B Lender, each Existing Term A Lender that is not an Exchanging Term A Lender (each such Existing Term A Lender, a “Non-Exchanging Term A Lender”) and each Existing Revolving Credit Lender that is not an Exchanging Revolving Credit Lender (each such Existing Revolving Credit Lender, a “Non-Exchanging Revolving Credit Lender”) all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term B Lenders, Non-Exchanging Term A Lenders and Non-Exchanging Revolving Credit Lenders under the Loan Documents (prior to the effectiveness of this Amendment) to the extent Holdings has been notified thereof prior to the Restatement Date.

(d)           Substantially concurrently with the Credit Extensions on the Restatement Date, (x) the Restatement Date Transactions shall have been consummated in full (including, for the avoidance of doubt, in accordance with Section 2.05 and Section 2.06 of the Credit Agreement, the prepayment in full of the aggregate principal amount of the Existing Term Loans and any Existing Revolving Credit Loans, in each case, outstanding as of the Restatement Date and the termination of all commitments to make extensions of credit under the Existing Revolving Credit Facilities) and (y) the New Administrative Agent shall have received, in connection with any Lien securing, or Guarantee of, Foreign Obligations (as defined in the Credit Agreement) pursuant to the Terminated Collateral Documents, such UCC and/or PPSA (as defined in the Credit Agreement) termination statements, mortgage releases, releases of assignments of leases and rents, releases of security interests in intellectual property and other instruments, as applicable, in each case, in proper form for recording as the New Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such Foreign Obligations or the release of Guarantees of such Foreign Obligations.

(e)           After giving effect to consummation of the Restatement Date Transactions on the Restatement Date, Holdings and its Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (i) the Loans and L/C Obligations, (ii) Qualified Preferred Stock, (iii) the SpinCo Notes and (iv) Indebtedness permitted by Section 7.03 of the Amended and Restated Credit Agreement.

(f)            The New Administrative Agent shall have received the Annual Financial Statements and the Quarterly Financial Statements.

(g)           At least thirty (30) days prior to the Restatement Date, the New Administrative Agent shall have received financial projections of Holdings and its Subsidiaries through the fifth Fiscal Year following the Restatement Date, which will be prepared on a pro forma basis to give effect to the Restatement Date Transactions.

(h)           The New Administrative Agent and the Lenders (including the New Lenders) shall have received at least one (1) day prior to the Restatement Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Restatement Date in order to allow the New Administrative Agent and the Lenders (including the New Lenders) to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

(i)            All approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, any Governmental Authority or any other Person necessary or required for the consummation of the Restatement Date Transactions shall have been received.

(j)           The New Administrative Agent shall have received a certificate from Holdings’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 6.06 of the Amended and Restated Credit Agreement is in full force and effect, together with endorsements naming the New Administrative Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 6.06 of the Amended and Restated Credit Agreement.

(k)           The representations and warranties contained in Article 5 of the Amended and Restated Credit Agreement shall be true and correct in all material respects; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(l)            There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the New Administrative Agent, singly or in the aggregate, materially impairs the Restatement Date Transactions, the financing thereof or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.

(m)          There has been no change, occurrence or development since December 31, 2012 that could reasonably be expected to have a Material Adverse Effect.

(n)           With respect to the Loan Parties and their assets in existence as of the Restatement Date, the Loan Parties shall have taken all actions required by the Collateral and Guaranty Requirements.

(o)           No Default or Event of Default shall exist or be continuing after giving effect to the Restatement Date Transactions.

(p)           Immediately prior to the Restatement Date, no Swing Line Loan (as defined in the Credit Agreement) shall be then outstanding.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section III, each Required Lender and Consenting Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Required Lender or Consenting Lender unless, prior to the Restatement Date, the New Administrative Agent receives notice from such Required Lender or Consenting Lender specifying such Required Lender’s or Consenting Lender’s objections.

SECTION IV. REPRESENTATIONS AND WARRANTIES

In order to induce the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the New Administrative Agent, the Existing L/C Issuers, the Existing Swing Line Lender, the L/C Issuers, the Swing Line Lender and each of the Required Lenders and Consenting Lenders to enter into this Amendment and to amend and restate the Credit Agreement and the other applicable Loan Documents in the manner provided herein, each Existing Loan Party represents and warrants on and as of the Restatement Date to each of the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the New Administrative Agent, the Existing L/C Issuers, the Existing Swing Line

Lender, the L/C Issuers, the Swing Line Lender and each of the Required Lenders and Consenting Lenders as follows:

4.1
Existence, Qualification and Power.  Each Existing Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under, the Amended and Restated Credit Agreement, the Amended Loan Documents and the other Loan Documents, as applicable.

4.2
Authorization; No Contravention.  The execution, delivery and performance by each Existing Loan Party of this Amendment, the Amended and Restated Credit Agreement and each of the Amended Loan Documents have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

4.3
Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Existing Loan Party of this Amendment, the Amended and Restated Credit Agreement, the Amended Loan Documents or any other Loan Document to which such Existing Loan Party is a party.

4.4
Binding Effect.  This Amendment, the Amended and Restated Credit Agreement and the Amended Loan Documents have been duly executed and delivered by each of the Existing Loan Parties party thereto.  Each of this Amendment, the Amended and Restated Credit Agreement and the Amended Loan Documents constitute a legal, valid and binding obligation of each Existing Loan Party, enforceable against such Existing Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended and Restated Credit Agreement are and will be true and correct in all material respects on and as of the Restatement Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

4.6
Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V. POST-EFFECTIVENESS COLLATERAL MATTERS

Each Loan Party warrants, covenants and agrees with the New Administrative Agent, the L/C Issuers, the Swing Line Lender and each New Lender that each Loan Party will execute and deliver the documents and complete the tasks set forth on Schedule 3 hereto, in each case, within the time limits specified on such Schedule or as extended by the New Administrative Agent in its reasonable discretion.

SECTION VI. ACKNOWLEDGMENT AND CONSENT

Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty and this Amendment and consents to the amendment or amendment and restatement, as applicable, of the Credit Agreement, the applicable Collateral Documents and the U.S. Obligations Guaranty effected pursuant to this Amendment.  Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case, as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended and Restated Credit Agreement.

SECTION VII. MISCELLANEOUS

7.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)     On and after the Restatement Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement.

(ii)    On and after the Restatement Date, each reference in the U.S. Obligations Guaranty to “this Guaranty”, “hereunder”, “hereof”, “herein” or words of like import referring to the U.S. Obligations Guaranty, and each reference in the other Loan Documents to the “U.S. Obligations Guaranty”, “thereunder”, “thereof” or words of like import referring to the U.S. Obligations Guaranty shall mean and be a reference to the Amended and Restated U.S. Obligations Guaranty.

(iii)   On and after the Restatement Date, each reference in the U.S. Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the U.S. Security Agreement, and each reference in the other Loan Documents to the “U.S. Security Agreement”, “thereunder”, “thereof” or words of like import referring to the U.S. Security Agreement shall mean and be a reference to the Amended and Restated U.S. Security Agreement.

(iv)   On and after the Restatement Date, each reference in the U.S. Pledge Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the U.S. Pledge Agreement, and each reference in the other Loan Documents to the “U.S. Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the U.S. Pledge Agreement shall mean and be a reference to the Amended and Restated U.S. Pledge Agreement.

(v)    On and after the Restatement Date, each reference in the Canadian Pledge Agreement (Holdings) or the Canadian Pledge Agreement (GBC) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Canadian Pledge Agreement (Holdings) or the Canadian Pledge Agreement (GBC), and each reference in the other Loan Documents to the “Canadian Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the such Canadian Pledge Agreement shall mean and be a reference to the applicable Amended and Restated Canadian Pledge Agreement.

(vi)   On and after the Restatement Date, each reference in the Japanese Pledge Agreement (Obligations) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Japanese Pledge Agreement (All Obligations), and each reference in the other Loan Documents to the “Japanese Pledge Agreement (All Obligations)”, “thereunder”, “thereof” or words of like import referring to the Japanese Pledge Agreement (All Obligations) shall mean and be a reference to the Amended and Restated Japanese Pledge Agreement (All Obligations).

(vii)  On and after the Restatement Date, each reference in the Mexican Pledge Agreement (Obligations) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Mexican Pledge Agreement (All Obligations), and each reference in the other Loan Documents to the “Mexican Pledge Agreement (All Obligations)”, “thereunder”, “thereof” or words of like import referring to the Mexican Pledge Agreement (All Obligations) shall mean and be a reference to the Mexican Pledge Agreement (All Obligations) as amended by the Amendment to Mexican Pledge Agreement (All Obligations).

(viii)  On and after the Restatement Date, each reference in the Swedish Pledge Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Swedish Pledge Agreement, and each reference in the other Loan Documents to the “Swedish Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Swedish Pledge Agreement shall mean and be a reference to the Amended and Restated Swedish Pledge Agreement.

(ix)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(x)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended and Restated Credit Agreement or any of the other Loan Documents.

7.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

7.3	Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Amended and Restated Credit Agreement.

7.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  The provisions of Section 11.14 and Section 11.15 of the Amended and Restated Credit Agreement are incorporated by reference herein and made a part hereof.

7.5
Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

7.6
Further Assurances.  Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by New Administrative Agent to effectuate the purposes of this Amendment.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

	By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Executive Vice President and Chief Financial Officer

CANADIAN BORROWER:	ACCO BRANDS CANADA INC.

	By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President and Treasurer

GUARANTORS:	ACCO BRANDS CORPORATION

	By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Executive Vice President and Chief Financial Officer

ACCO BRANDS USA LLC

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Executive Vice President and Chief Financial Officer

GENERAL BINDING LLC

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

ACCO BRANDS INTERNATIONAL, INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

ACCO EUROPE FINANCE HOLDINGS, LLC

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

GBC INTERNATIONAL, INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

ACCO INTERNATIONAL HOLDINGS, INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President

ACCO BRANDS CANADA INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President and Treasurer

ACCO BRANDS CANADA EQUIHOLD INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: President and Chief Financial Officer

ACCO BRANDS CANADA HOLDINGS LTD.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: President and Treasurer

ACCO BRANDS CDA LTD.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President and Treasurer

ACCO BRANDS C&OP INC.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: Vice President and Treasurer

ACCO BRANDS CANADA LP, by its general partner, ACCO BRANDS CANADA HOLDINGS LTD.

By:	/s/Neal Fenwick
Name: Neal Fenwick
Title: President and Treasurer

BARCLAYS BANK PLC, as Existing Administrative Agent, Existing Swing Line Lender and Existing L/C Issuer

By:	/s/Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

BANK OF MONTREAL, as Existing Multicurrency Administrative Agent, Existing L/C Issuer and L/C Issuer

By:	/s/Philip Langheim
Name: Philip Langheim
Title: Managing Director

BANK OF AMERICA, N.A., as New Administrative Agent, Existing L/C Issuer, Swing Line Lender and L/C Issuer

By:	/s/Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

ANNEX I

LENDER CONSENT TO AMENDMENT –
NEW REVOLVING CREDIT FACILITY AND NEW TERM A LOANS

LENDER CONSENT (this “Lender Consent”) to the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of May 13, 2013, by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), certain subsidiaries of Holdings party thereto, the Lenders party thereto, the Required Lenders and Consenting Lenders, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the Existing L/C Issuers, the Existing Swing Line Lender, the New Administrative Agent, the L/C Issuers and the Swing Line Lender.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment or, if not defined therein, shall have the meaning ascribed thereto in the Credit Agreement, dated as of March 26, 2012 (as amended by the First Amendment to Credit Agreement, dated December 10, 2012, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, certain subsidiaries of Holdings party thereto from time to time, the Existing Lenders, the Existing Administrative Agent and the Existing Multicurrency Administrative Agent.

 Exchanging Revolving Credit Lenders and Exchanging Term A Lenders

☐  The undersigned hereby consents (i) to the terms of the Amendment as an Existing Revolving Credit Lender and/or an Existing Term A Lender, as applicable, (ii) if such Lender (as defined in the Credit Agreement) is an Existing Revolving Credit Lender, to exchange all of its Existing Revolving Credit Commitments for New Revolving Credit Commitments in a like amount, subject to Syndication Adjustments and (iii) if such Lender (as defined in the Credit Agreement) is an Existing Term A Lender, to exchange (on a cashless basis) all of its Existing Term A Loans for New Term A Loans in a like principal amount, subject to Syndication Adjustments; provided that to the extent the exchanges set forth in clauses (ii) and (iii) above would not (prior to giving effect to any Syndication Adjustment) result in the undersigned holding (x) New Revolving Credit Commitments in an amount equal to 31.25% of the sum of such Lender’s New Revolving Credit Commitments and New Term A Loans (such sum as to any Lender, such Lender’s “Initial Amount”) and (y) New Term A Loans in an amount equal to 68.75% of such Lender’s Initial Amount, then, unless otherwise agreed by the New Administrative Agent and the undersigned, the undersigned further agrees to make additional New Term A Loans and/or provide additional New Revolving Credit Commitments up to an amount such that after giving effect thereto such Lender holds New Revolving Credit Commitments and New Term A Loans in accordance with the foregoing clauses (x) and (y).

Increasing Term A Lenders and Increasing Revolving Credit Lenders

☐  The undersigned hereby agrees to make Increased Term A Loans and to provide Increased Revolving Credit Commitments on the Restatement Date up to an aggregate principal amount no greater than $_____________________ or such lesser amount allocated to such Existing Revolving Credit Lender by the New Administrative Agent in accordance with Section 2.10 of the Amendment; provided that, unless otherwise agreed by the New Administrative Agent and the undersigned, such amount shall be allocated 31.25% to Increased Revolving Credit Commitments and 68.75% to Increased Term A Loans.

Annex I - 1

[NAME OF LENDER]
By:
Name:
Title:

[If a second signature is necessary:
By:
Name:
Title:]

Annex I - 2

LENDER CONSENT TO AMENDMENT – TERM B FACILITY

LENDER CONSENT (this “Lender Consent”) to the Second Amendment (the “Amendment”) to the Credit Agreement, dated as of May 13, 2013, by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), certain subsidiaries of Holdings party thereto, the Lenders party thereto, the Required Lenders and Consenting Lenders, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the Existing L/C Issuers, the Existing Swing Line Lender, the New Administrative Agent, the L/C Issuers and the Swing Line Lender.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment or, if not defined therein, shall have the meaning ascribed thereto in the Credit Agreement, dated as of March 26, 2012 (as amended by the First Amendment to Credit Agreement, dated December 10, 2012, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, certain subsidiaries of Holdings party thereto from time to time, the Existing Lenders, the Existing Administrative Agent and the Existing Multicurrency Administrative Agent.

The undersigned hereby consents to the terms of the Amendment as an Existing Term B Lender.

[NAME OF EXISTING TERM B LENDER]
By:
Name:
Title:

[If a second signature is necessary:
By:
Name:
Title:]

Annex I - 3

ANNEX II

JOINDER

This JOINDER, dated as of May 13, 2013 (this “Joinder”), by and among ______________________ (the “New Lender”), ACCO Brands Corporation, a Delaware corporation (“Holdings”) and BANK OF AMERICA, N.A., as the administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Second Amendment to Credit Agreement dated as of May 13, 2013 (the “Amendment”), among Holdings, certain subsidiaries of Holdings, the Required Lenders and Consenting Lenders referred to therein, the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the Existing L/C Issuers, the Existing Swing Line Lender, the New Administrative Agent, the L/C Issuers and the Swing Line Lender, to the Credit Agreement, dated as of March 26, 2012 (as amended by the First Amendment to Credit Agreement, dated December 10, 2012, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Holdings, certain subsidiaries of Holdings party thereto from time to time, the Existing Lenders, the Existing Administrative Agent and the Existing Multicurrency Administrative Agent.

WHEREAS, pursuant to the terms of the Amendment, the Credit Agreement was amended and restated as of May 13, 2013 (the “Amended and Restated Credit Agreement”).  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment or, if not defined therein, shall have the meaning ascribed in the Amended and Restated Credit Agreement.

WHEREAS, pursuant to the terms of the Amendment and the Joinders, Holdings has established New Term A Loans with Exchanging Term A Lenders, Increasing Term A Lenders and/or Additional Term A Lenders;

WHEREAS, pursuant to the terms of the Amendment and the Joinders, Holdings has established a New Revolving Credit Facility with Exchanging Revolving Credit Lenders, Increasing Revolving Credit Lenders and/or Additional Revolving Credit Lenders; and

WHEREAS, subject to the terms and conditions of the Amended and Restated Credit Agreement and the Amendment, Additional Term A Lenders and Additional Revolving Credit Lenders may become Lenders pursuant to one or more Joinders (as defined in the Amendment).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
New Term A Loans/New Revolving Credit Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section III of the Amendment, the New Lender hereby agrees to make New Term A Loans and/or provide New Revolving Credit Commitments, as indicated on its signature page hereto, in the amount notified to such New Lender by the Administrative Agent (or such lesser amount allocated to such New Lender by the Administrative Agent in accordance with Section 5 of this Joinder) but not to exceed the applicable amount set forth on its signature page hereto pursuant to and in accordance with the Amended and Restated Credit Agreement and the Amendment.  The New Term A Loans made and/or New Revolving Credit

Annex II - 1

Commitments provided pursuant to this Joinder shall be subject to all of the terms in the Amended and Restated Credit Agreement and the Amendment and to the conditions set forth in the Amended and Restated Credit Agreement and the Amendment, and shall be entitled to all the benefits afforded by the Amended and Restated Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.  The New Lender, Holdings and the Administrative Agent acknowledge and agree that the New Term A Loans and/or New Revolving Credit Commitments, as applicable, made and/or provided pursuant to this Joinder shall constitute Term A Loans and Revolving Credit Commitments, respectively, for all purposes of the Amended and Restated Credit Agreement and the other applicable Loan Documents.  On the date hereof, the New Lender shall be (a) a “Term A Lender” and/or a “Revolving Credit Lender” (as applicable) and (b) a “Lender”, in each case, under the Amended and Restated Credit Agreement as of such date.

2.
New Lender Confirmations.  By executing and delivering this Joinder, the New Lender hereby (i) confirms that (x) it has received a copy of the Amendment, the Amended and Restated Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and to make the Additional Term A Loans and/or provide the Additional Revolving Credit Commitments, as applicable, (y) it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and (z) it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon the Existing Administrative Agent, the Existing Multicurrency Administrative Agent, the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Lender.

3.
Additional Documentation.  Delivered herewith by the New Lender to the Administrative Agent are (x) such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the New Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01 of  the Amended and Restated Credit Agreement and (y) an Administrative Questionnaire in the form provided by the Administrative Agent.

4.	Eligible Assignee. By its execution of this Joinder, the New Lender represents and warrants that it is an Eligible Assignee.

5.
Administrative Agent Authorization.  The New Lender hereby authorizes the Administrative Agent, in consultation with Holdings, to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of the New Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of a duly executed counterpart of this Joinder by the New Lender (it being understood that such amounts and percentages set forth in the New Lender’s signature page hereto may be reduced or re-allocated by the Administrative Agent at its sole discretion) and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 11.06(c) of the Amended and Restated Credit Agreement, as appropriate.  The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts,

Annex II - 2

percentages and other information with respect to the obligations of the Borrowers under the Amended and Restated Credit Agreement, in each case, absent manifest error.  For the avoidance of doubt, the provisions of Article 9 and Section 11.06 of each of the Amended and Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 5.

6.	Acknowledgement to Amendment. The undersigned New Lender hereby acknowledges and agrees to the terms of the Amendment as a New Lender.

7.
Representations and Warranties.  In order to induce the Administrative Agent and the New Lender to enter into this Joinder, Holdings hereby represents and warrants that the representations and warranties of each Borrower and each Loan Party contained in Article 5 of the Amended and Restated Credit Agreement and Section IV of the Amendment are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

8.
Amendment, Modification and Waiver.  This Joinder may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

9.
Entire Agreement.  This Joinder, the Amendment, the Amended and Restated Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.  This Joinder is a Loan Document.

10.	GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.
Severability.  If any provision of this Joinder is held to be illegal, invalid or unenforceable, then, to the fullest extent permitted by law, (a) the legality, validity and enforceability of the remaining provisions of this Joinder shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.
Counterparts.  This Joinder may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Joinder by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Joinder.

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Annex II - 3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

☐
NEW TERM A LOANS AND NEW REVOLVING CREDIT COMMITMENTS
The undersigned New Lender hereby agrees to make Additional Term A Loans and to provide Additional Revolving Credit Commitments on the Restatement Date in an aggregate principal amount no greater than $_____________________ (or such lesser amount allocated to such New Lender by the Administrative Agent in accordance with Section 5 of this Joinder); provided that, unless otherwise agreed by the Administrative Agent and such New Lender, such amount shall be allocated 31.25% to Additional Revolving Credit Commitments and 68.75% to Additional Term A Loans.

[NAME OF NEW LENDER]
By:
Name:
Title:

[If a second signature is necessary:
By:
Name:
Title:]

Annex II - 4

ACCO BRANDS CORPORATION, as Holdings

By:
Name:
Title:

Annex II - 5

Accepted:
BANK OF AMERICA, N.A. as Administrative Agent
By:
Name:
Title:

Annex II - 6